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                            WFASC MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFASC SERIES 2000-15
                            POOL PROFILE (11/29/2000)

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                                      ------------------     -------------------
                                             BID                 TOLERANCE
                                      ------------------     -------------------
AGGREGATE PRINCIPAL BALANCE                $300,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Dec-00
INTEREST RATE RANGE                    6.000% - 10.250%
GROSS WAC                                         8.45%            (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357            (+/- 2 month)

WALTV                                               75%            (maximum 82%)

CALIFORNIA %                                        27%            (maximum 35%)
SINGLE LARGEST ZIP CODE CONCENTRATION                2%            (maximum  5%)

AVERAGE LOAN BALANCE                           $366,701       (maximum $390,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,100,000     (maximum $2,000,000)

CASH-OUT REFINANCE %                                 8%           (maximum  15%)

PRIMARY RESIDENCE %                                 95%            (minimum 85%)

SINGLE-FAMILY DETACHED %                            91%            (minimum 80%)

FULL DOCUMENTATION %                                90%            (minimum 80%)

PREPAYMENT PENALTY %                                 0%             (maximum 3%)

UNINSURED > 80% LTV %                                1%             (maximum 3%)

TEMPORARY BUYDOWNS                                   1%            (maximum  3%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.